American Beacon SiM High Yield Opportunities Fund

Supplement dated February 21, 2012 to the
Prospectus dated December 30, 2011

The information below supplements the Prospectus dated December 30, 2011 and is in addition to any other supplement(s):

American Beacon SiM High Yield Opportunities Fund

In the “About Your Investment”- “Redemption Policies” section, the following is inserted as the sixth paragraph of the section:

“A redemption fee of 2% will be deducted from your redemption amount when you sell shares of the American Beacon SiM High Yield Opportunities Fund that you have owned for less than 90 days. The redemption fee is paid to the American Beacon SiM High Yield Opportunities Fund and is intended to discourage frequent trading and market timing. If you purchased shares on multiple dates, the shares you have held the longest will be redeemed first for purposes of assessing the redemption fee. The redemption fee does not apply to:

•           shares acquired through the reinvestment of dividends and distributions;

•           shares acquired through payroll contributions to a retirement or employee benefit plan;

•           shares redeemed to return excess IRA contributions;

•           certain redemption transactions made within a retirement or employee benefit plan, such as minimum required distributions, loans and hardship withdrawals, or other transactions that are initiated by a party other than the plan participant;

•           redemptions and exchanges effectuated pursuant to an intermediary’s automatic investment rebalancing or dollar cost averaging programs or systematic withdrawal plans;

•           redemption and exchange transactions made within a “Qualified Wrap Program” as defined in the section titled “Frequent Trading and Market Timing,” or

•           shares acquired to commence operations of the Fund.”

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                                                                                                                      PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE